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                                                                  EXHIBIT 32

                          CERTIFICATION PURSUANT TO
                         18 U.S.C. SECTION 1350 AND
                         EXCHANGE ACT RULE 13a-14(b)

In connection with the quarterly report of Gardner Denver, Inc. (the "Company") on Form 10-Q for the period ENDING September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company does hereby certify, to the best of such officer's knowledge, pursuant to 18 U.S.C.
Section 1350 and Exchange Act Rule 13a-14(b), that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 12, 2003

                                              By: /s/ Ross J. Centanni
                                                 ----------------------------
                                              Ross J. Centanni
                                              Chairman, President & CEO

November 12, 2003

                                              By: /s/ Philip R. Roth
                                                 ----------------------------
                                              Philip R. Roth
                                              Vice President, Finance & CFO